Exhibit 99.16

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                   June, 1999
           Series 1999-10, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %               6.870853
                                                       ----------------------
       Weighted average maturity                                      174.10
                                                       ----------------------

A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
       1.
                                  Principal
              Principal Per    Prepayments Per Interest Per
       Class   Certificate       Certificate    Certificate    Payout Rate
       -----   -----------       -----------    -----------    -----------
       R      $   0.00000000   $  0.00000000  $   0.00000000   %0.00000000
       PO     $   3.66001599   $  0.22366870  $   0.00000000   %0.00000000
       A1     $  13.89853579   $ 10.41572968  $   5.18312147   %6.25000003
       A2     $  16.50127629   $ 12.36625476  $   5.18136802   %6.24999992
       A3     $   3.48750026   $  2.61357482  $   5.19010754   %6.24999990
       S      $   0.00000000   $  0.00000000  $   0.34841891   %0.42017188
       M      $   3.48750000   $  0.00000000  $   5.19011021   %6.25000313
       B1     $   3.48749254   $  0.00000000  $   5.19010448   %6.24999626
       B2     $   3.48749129   $  0.00000000  $   5.19010453   %6.24999628
       B3     $   3.48749627   $  0.00000000  $   5.19010432   %6.24999607
       B4     $   3.48749347   $  0.00000000  $   5.19010444   %6.24999623
       B5     $   3.48750597   $  0.00000000  $   5.19011506   %6.25000895

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                         Accrual Amount
     Class
       N/A             $      N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                           $          38,896.40
                                                                 ---------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:        $     187,967,621.94
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                 652
                                                                 --------------
       3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance       Balance          Cusip
-----         -------           -----------------       -------          -----
R    $                    0.00  $            0.00  $             0.00  36157RN92
PO   $              419,984.55  $      418,441.63  $           992.60  GEC9910PO
A1   $           94,540,135.24  $   93,219,774.34  $           981.26  36157RN68
A2   $           73,035,821.75  $   71,824,365.37  $           978.32  36157RN76
A3   $           18,289,753.24  $   18,225,743.73  $           993.01  36157RN84
S    $          172,429,320.67  $  169,882,799.83  $           980.38  GEC99010S
M    $            1,717,967.14  $    1,711,954.69  $           993.01  36157RP25
B1   $              667,655.44  $      665,318.82  $           993.01  36157RP33
B2   $              571,991.38  $      569,989.56  $           993.01  36157RP41
B3   $              668,651.94  $      666,311.83  $           993.01  36157RW68
B4   $              381,659.75  $      380,324.04  $           993.01  36157RW76
B5   $              286,400.23  $      285,397.90  $           993.01  36157RW84

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            8        Principal Balance      $    1,508,121.45
                              --------                             -------------
       2.   60-89 days
            Number            0        Principal Balance      $            0.00
                              --------                             -------------
       3.   90 days or more
            Number            0        Principal Balance      $            0.00
                              --------                             -------------
       4.   In Foreclosure
            Number            0        Principal Balance      $            0.00
                              --------                             -------------
       5.   Real Estate Owned
            Number            0        Principal Balance      $            0.00
                              --------                             -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                       $            0.00
                                                                 ---------------

       2.   Bankruptcy Loss Amount:                           $            0.00
                                                                 ---------------

       3.   Fraud Loss Amount:                                $            0.00
                                                                 ---------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.00000000
                                                                    ------------